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                             AMENDED AND RESTATED
                             DECLARATION OF TRUST
                                      OF
                            VANSTAR FINANCING TRUST


                          DATED AS OF OCTOBER 2, 1996

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                              TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I - INTERPRETATION AND DEFINITIONS. . . . . . . . . . . . . . . . . .  1

     SECTION 1.1    Definitions.. . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II - TRUST INDENTURE ACT. . . . . . . . . . . . . . . . . . . . . . .  8

     SECTION 2.1    Trust Indenture Act; Application. . . . . . . . . . . . .  8
     SECTION 2.2    Lists of Holders of Securities. . . . . . . . . . . . . .  8
     SECTION 2.3    Reports by the Property Trustee.. . . . . . . . . . . . .  9
     SECTION 2.4    Periodic Reports to Property Trustee. . . . . . . . . . .  9
     SECTION 2.5    Evidence of Compliance with Conditions Precedent. . . . .  9
     SECTION 2.6    Events of Default; Waiver.. . . . . . . . . . . . . . . .  9
     SECTION 2.7    Event of Default; Notice. . . . . . . . . . . . . . . . . 11

ARTICLE III - ORGANIZATION. . . . . . . . . . . . . . . . . . . . . . . . . . 12

     SECTION 3.1    Name. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     SECTION 3.2    Office. . . . . . . . . . . . . . . . . . . . . . . . . . 12
     SECTION 3.3    Purpose.. . . . . . . . . . . . . . . . . . . . . . . . . 12
     SECTION 3.4    Authority.. . . . . . . . . . . . . . . . . . . . . . . . 12
     SECTION 3.5    Title to Property of the Trust. . . . . . . . . . . . . . 13
     SECTION 3.6    Powers and Duties of the Regular Trustees . . . . . . . . 13
     SECTION 3.7    Prohibition of Actions by the Trust and the Trustees. . . 16
     SECTION 3.8    Powers and Duties of the Property Trustee.. . . . . . . . 17
     SECTION 3.9    Certain Duties and Responsibilities of the Property
                     Trustee. . . . . . . . . . . . . . . . . . . . . . . . . 18
     SECTION 3.10   Certain Rights of Property Trustee. . . . . . . . . . . . 20
     SECTION 3.11   Delaware Trustee. . . . . . . . . . . . . . . . . . . . . 22
     SECTION 3.12   Not Responsible for Recitals or Issuance of Securities. . 22
     SECTION 3.13   Duration of Trust . . . . . . . . . . . . . . . . . . . . 22
     SECTION 3.14   Mergers . . . . . . . . . . . . . . . . . . . . . . . . . 22
     SECTION 3.15   Filing of Amendments to Certificate of Trust. . . . . . . 24

ARTICLE IV - SPONSOR AND THE DEBENTURE ISSUER . . . . . . . . . . . . . . . . 24

     SECTION 4.1    Sponsor's Purchase of Common Securities.. . . . . . . . . 24
     SECTION 4.2    Responsibilities of the Debenture Issuer. . . . . . . . . 24

                                      -i-

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE

ARTICLE V - TRUSTEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

     SECTION 5.1    Number of Trustees. . . . . . . . . . . . . . . . . . . . 25
     SECTION 5.2    Delaware Trustee. . . . . . . . . . . . . . . . . . . . . 25
     SECTION 5.3    Property Trustee; Eligibility.. . . . . . . . . . . . . . 26
     SECTION 5.4    Qualifications of Regular Trustees and Delaware Trustee
                     Generally. . . . . . . . . . . . . . . . . . . . . . . . 27
     SECTION 5.5    Initial Trustees. . . . . . . . . . . . . . . . . . . . . 27
     SECTION 5.6    Appointment, Removal and Resignation of Trustees. . . . . 27
     SECTION 5.7    Vacancies among Trustees. . . . . . . . . . . . . . . . . 28
     SECTION 5.8    Effect of Vacancies.. . . . . . . . . . . . . . . . . . . 29
     SECTION 5.9    Meetings. . . . . . . . . . . . . . . . . . . . . . . . . 29
     SECTION 5.10   Delegation of Power . . . . . . . . . . . . . . . . . . . 29
     SECTION 5.11   Merger, Conversion, Consolidation or Succession to
                     Business . . . . . . . . . . . . . . . . . . . . . . . . 30

ARTICLE VI - DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 30

     SECTION 6.1    Distributions.. . . . . . . . . . . . . . . . . . . . . . 30

ARTICLE VII - ISSUANCE OF SECURITIES. . . . . . . . . . . . . . . . . . . . . 30

     SECTION 7.1    General Provisions Regarding Securities.. . . . . . . . . 30
     SECTION 7.2    Execution and Authentication. . . . . . . . . . . . . . . 31
     SECTION 7.3    Form and Dating.. . . . . . . . . . . . . . . . . . . . . 31
     SECTION 7.4    Registrar, Paying Agent and Conversion Agent. . . . . . . 33
     SECTION 7.5    Paying Agent to Hold Money in Trust.. . . . . . . . . . . 34
     SECTION 7.6    Replacement Securities. . . . . . . . . . . . . . . . . . 34
     SECTION 7.7    Outstanding Preferred Securities. . . . . . . . . . . . . 35
     SECTION 7.8    Preferred Securities in Treasury. . . . . . . . . . . . . 35
     SECTION 7.9    Temporary Securities; Rule 144A Global Preferred
                     Securities . . . . . . . . . . . . . . . . . . . . . . . 35
     SECTION 7.10   Cancellation. . . . . . . . . . . . . . . . . . . . . . . 36

ARTICLE VIII - DISSOLUTION OF TRUST . . . . . . . . . . . . . . . . . . . . . 36

     SECTION 8.1   Dissolution of Trust . . . . . . . . . . . . . . . . . . . 36

ARTICLE IX - TRANSFER AND EXCHANGE. . . . . . . . . . . . . . . . . . . . . . 37

     SECTION 9.1    General . . . . . . . . . . . . . . . . . . . . . . . . . 37
     SECTION 9.2    Transfer Procedures and Restrictions. . . . . . . . . . . 38

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE

     SECTION 9.3    Deemed Security Holders.. . . . . . . . . . . . . . . . . 46
     SECTION 9.4    Book Entry Interests. . . . . . . . . . . . . . . . . . . 46
     SECTION 9.5    Notices to Clearing Agency. . . . . . . . . . . . . . . . 47
     SECTION 9.6    Appointment of Successor Clearing Agency. . . . . . . . . 47

ARTICLE X - LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
          TRUSTEES OR OTHERS. . . . . . . . . . . . . . . . . . . . . . . . . 47

     SECTION 10.1   Liability . . . . . . . . . . . . . . . . . . . . . . . . 47
     SECTION 10.2   Exculpation . . . . . . . . . . . . . . . . . . . . . . . 47
     SECTION 10.3   Fiduciary Duty. . . . . . . . . . . . . . . . . . . . . . 48
     SECTION 10.4   Indemnification . . . . . . . . . . . . . . . . . . . . . 49
     SECTION 10.5   Outside Businesses. . . . . . . . . . . . . . . . . . . . 51

ARTICLE XI - ACCOUNTING . . . . . . . . . . . . . . . . . . . . . . . . . . . 52

     SECTION 11.1   Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . 52
     SECTION 11.2   Certain Accounting Matters. . . . . . . . . . . . . . . . 52
     SECTION 11.3   Banking . . . . . . . . . . . . . . . . . . . . . . . . . 53
     SECTION 11.4   Withholding . . . . . . . . . . . . . . . . . . . . . . . 53

ARTICLE XII - AMENDMENTS AND MEETINGS . . . . . . . . . . . . . . . . . . . . 53

     SECTION 12.1   Amendments. . . . . . . . . . . . . . . . . . . . . . . . 53
     SECTION 12.2   Meetings of the Holders of Securities; Action by Written
                     Consent. . . . . . . . . . . . . . . . . . . . . . . . . 55

ARTICLE XIII - REPRESENTATIONS OF PROPERTY TRUSTEE AND
               DELAWARE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . 56

     SECTION 13.1   Representations and Warranties of Property Trustee. . . . 56
     SECTION 13.2   Representations and Warranties of Delaware Trustee. . . . 57

ARTICLE XIV - REGISTRATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . 58

     SECTION 14.1   Registration Rights . . . . . . . . . . . . . . . . . . . 58

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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE

ARTICLE XV - MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . 59

     SECTION 15.1   Notices . . . . . . . . . . . . . . . . . . . . . . . . . 59
     SECTION 15.2   Governing Law . . . . . . . . . . . . . . . . . . . . . . 60
     SECTION 15.3   Intention of the Parties. . . . . . . . . . . . . . . . . 60
     SECTION 15.4   Headings. . . . . . . . . . . . . . . . . . . . . . . . . 60
     SECTION 15.5   Successors and Assigns. . . . . . . . . . . . . . . . . . 60
     SECTION 15.6   Partial Enforceability. . . . . . . . . . . . . . . . . . 61
     SECTION 15.7   Counterparts. . . . . . . . . . . . . . . . . . . . . . . 61

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                             VANSTAR FINANCING TRUST

                                 OCTOBER 2, 1996


     AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of October 2, 1996, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Vanstar Corporation, a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to this Declaration.

     WHEREAS, the Trustees and the Sponsor established Vanstar Financing Trust (the "Trust"), a trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of September 25, 1996 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on September 25, 1996 for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein);

     WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1   DEFINITIONS.

     Unless the context otherwise requires:

     (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;
     (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections and Annexes and Exhibits to this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f)  a reference to the singular includes the plural and vice versa.

     "ADDITIONAL INTEREST" means, if the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, such amounts as shall be required so that the net amounts received and retained by the Trust after paying such taxes, duties, assessments and governmental charges will not be less than the amounts the Trust would have received had no such taxes, duties, assessments or governmental charges been imposed.

     "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "AGENT" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

     "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

     "BOOK ENTRY INTEREST" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depositary as described in Section 9.4.

     "BUSINESS DAY" means any day other than a day on which banking institutions in New York, New York, San Francisco, California or in Wilmington, Delaware are authorized or required by law to close.

     "BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 DEL. CODE Section 3801 ET SEQ., as it may be amended from time to time, or any successor legislation.

     "CERTIFICATE" means a certificate in global or definitive form representing a Common Security or a Preferred Security.

     "CLEARING AGENCY" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act.

     "CLOSING DATE" means October 2, 1996.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON SECURITIES" has the meaning specified in Section 7.1(a).

     "COMMON SECURITIES GUARANTEE" means the guarantee agreement dated as of October 2, 1996, of the Sponsor in respect of the Common Securities.

     "COMPANY" means the Sponsor.

     "COMPANY INDEMNIFIED PERSON" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "COMPOUNDED INTEREST" means interest compounded quarterly at the rate specified for the Debentures, to the extent permitted by applicable law, upon interest accrued and unpaid (including Additional Interest and Liquidated Damages) at the end of each Extension Period.

     "CONVERSION AGENT" has the meaning specified in Section 7.4.

     "COVERED PERSON" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) any of the Trust's Affiliates; and (b) any Holder of Securities.

     "DEBENTURE ISSUER" means the Sponsor in its capacity as issuer of the Debentures under the Indenture.

     "DEBENTURE TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "DEBENTURES" means the series of Convertible Subordinated Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee, a specimen certificate for such series of Debentures being Exhibit B.

     "DEFINITIVE PREFERRED SECURITIES" means the Regulation S Definitive Preferred Security, the Restricted Definitive Preferred Security and any other Preferred Securities in definitive form issued by the Trust.

     "DELAWARE TRUSTEE" has the meaning set forth in Section 5.2.

     "DEPOSITARY" means The Depository Trust Company, the initial Clearing
Agency.

     "DISTRIBUTION" means a distribution payable to Holders of Securities in accordance with Section 6.1.

     "EFFECTIVENESS PERIOD" has the meaning specified in Section 14.1.

     "EVENT OF DEFAULT" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "EXCHANGED GLOBAL PREFERRED SECURITIES" shall have the meaning set forth in
Section 9.2(b).

     "EXCHANGED PREFERRED SECURITIES" means any Preferred Security issued in connection with a sale pursuant to an effective Shelf Registration Statement and not bearing any Restricted Securities Legend.

     "FIDUCIARY INDEMNIFIED PERSON" has the meaning set forth in
Section 10.4(b).

     "GLOBAL CERTIFICATE" means a fully registered global certificate representing undivided interests in the Preferred Securities in which the interests therein are registered on a book entry basis.

     "HOLDER" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "INDEMNIFIED PERSON" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "INDENTURE" means the Indenture dated as of October 2, 1996, between the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

     "INITIAL PURCHASERS" has the meaning set forth in the Purchase Agreement.

     "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

     "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "INVESTMENT COMPANY EVENT" has the meaning set forth in the terms of the Securities as set forth in Annex I hereto.

     "LEGAL ACTION" has the meaning set forth in Section 3.6(g).

     "LIQUIDATED DAMAGES" means the additional interest which shall accrue on the Debentures and, accordingly on the Preferred Securities, if, (i) on or prior to 75 days following the date of original issuance of the Preferred Securities, a Shelf Registration Statement has not been filed with the Commission, or
(ii) on or prior to the 135th day following the issuance of Registrable Securities (as defined in Section 14.1 herein), such Registration Statement is not declared effective.

     "MAJORITY IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "MINISTERIAL ACTION" has the meaning set forth in the terms of the Securities as set forth in Annex I hereto.

     "OFFERING CIRCULAR" means the confidential offering circular, dated as of September 26, 1996, relating to the issuance by the Trust of Preferred Securities, as amended or supplemented from time to time.

     "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "PARTICIPANTS" has the meaning set forth in Section 7.3(b).

     "PAYING AGENT" has the meaning specified in Section 3.8(h).

     "PAYMENT AMOUNT" shall have the meaning set forth in Section 6.1.

     "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "PREFERRED SECURITIES" has the meaning specified in Section 7.1(a).

     "PREFERRED SECURITIES GUARANTEE" means the guarantee agreement dated as of October 2, 1996, of the Sponsor in respect of the Preferred Securities.

     "PREFERRED SECURITY BENEFICIAL OWNER" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Participant or as an indirect Participant, in each case in accordance with the rules of such Depositary).

     "PROPERTY TRUSTEE" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

     "PROPERTY TRUSTEE ACCOUNT" has the meaning set forth in Section 3.8(c)(i).

     "PURCHASE AGREEMENT" shall have the meaning set forth in Section 7.3(a).

     "QUORUM" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated October 2, 1996, among the Debenture Issuer, the Trust, and the Initial Purchasers named in the Purchase Agreement.

     "REGISTRAR" has the meaning set forth in Section 7.4.

     "REGULAR TRUSTEE" means any Trustee other than the Property Trustee, the Guarantee Trustee and the Delaware Trustee.

     "REGULATION S DEFINITIVE PREFERRED SECURITY" has the meaning set forth in
Section 7.3(c).

     "RELATED PARTY" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "RESPONSIBLE OFFICER" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "RESTRICTED DEFINITIVE PREFERRED SECURITY" has the meaning set forth in
Section 7.3(c).

     "RESTRICTED PERIOD" means the one-year period following the last issue date for the Preferred Securities (including Preferred Securities issued to cover over allotments and Common Securities issued in connection with related capital contributions). The Sponsor shall inform the Trustee as to the termination of the restricted period and the Trustee may rely conclusively thereon.

     "RESTRICTED PREFERRED SECURITIES" shall include the Regulation S Definitive Preferred Securities, the Restricted Definitive Preferred Securities and the Rule 144A Global Preferred Securities.

     "RULE 144A GLOBAL PREFERRED SECURITY" has the meaning set forth in
Section 7.3(a).

     "RULE 3a-5" means Rule 3a-5 under the Investment Company Act.

     "SECURITIES" means the Common Securities and the Preferred Securities.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "SECURITIES CUSTODIAN" means the custodian with respect to the Rule 144A Global Preferred Security and any other Preferred Security in global form.

     "SHELF REGISTRATION STATEMENT" has the meaning specified in Section 14.1.

     "SPECIAL EVENT" has the meaning set forth in Annex I hereto.

     "SPONSOR" means Vanstar Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

     "SUPER MAJORITY" has the meaning set forth in Section 2.6(a)(ii).

     "TAX EVENT" has the meaning set forth in Annex I hereto.

     "10% IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "TRUSTEE" or "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "UNRESTRICTED DEFINITIVE PREFERRED SECURITY" has the meaning set forth in
Section 9.2(c).


                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1   TRUST INDENTURE ACT; APPLICATION.

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2   LISTS OF HOLDERS OF SECURITIES.

     (a) Each of the Debenture Issuer and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, PROVIDED that neither the Debenture Issuer nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Debenture Issuer and the Regular Trustees on behalf of the Trust, and
(ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), PROVIDED that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3   REPORTS BY THE PROPERTY TRUSTEE.

     Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4   PERIODIC REPORTS TO PROPERTY TRUSTEE.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5   EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6   EVENTS OF DEFAULT; WAIVER.

     (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, PROVIDED that, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant required Super Majority represents of the aggregate principal amount of the Debentures outstanding.

     The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising exclusively therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

     (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, PROVIDED that, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

PROVIDED further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.
 Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration.

     The foregoing provisions of this Section 2.6(c) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7   EVENT OF DEFAULT; NOTICE.

     (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

     (b) The Property Trustee shall not be deemed to have knowledge of any default except:

               (i)  a default under Sections 501(l) and 501(2) of the Indenture;
or

               (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1   NAME.

     The Trust is named "Vanstar Financing Trust," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2   OFFICE.

     The address of the principal office of the Trust is c/o Vanstar Corporation, 5964 West Las Positas Boulevard, Pleasanton, California 94588-9012, Attention: Chief Financial Officer. At any time, the Regular Trustees may designate another principal office.

SECTION 3.3   PURPOSE.

     The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto including, without limitation, the execution and performance of those documents, instruments and agreements necessary to effectuate the transactions contemplated hereby. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4   AUTHORITY.

     (a) Subject to the limitations provided for in this Declaration and to the specific duties of the Property Trustee, any Regular Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by any Regular Trustee in accordance with the powers granted to each of the Regular Trustees under this Declaration shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     (b) Unless this Declaration requires a specific vote or consent of the Regular Trustees or if the Regular Trustees in their discretion determine to require a vote or consent on such matter, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

     (c) Unless this Declaration requires a specific vote or consent of the Regular Trustees or if the Regular Trustees in their discretion determine to require a vote or consent on such matter, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to
Section 3.6, PROVIDED, that the registration statement referred to in Section 3.6, including any amendments thereto, shall be signed by a Regular Trustee, or if there are more than two, a majority of the Regular Trustees.

SECTION 3.5   TITLE TO PROPERTY OF THE TRUST.

     Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6   POWERS AND DUTIES OF THE REGULAR TRUSTEES.

     Any of the Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

     (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; PROVIDED, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, PROVIDED, FURTHER, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted to the Initial Purchasers in the Purchase Agreement;

     (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Debenture Issuer, to:

               (i) prepare, execute, and amend and supplement, if necessary, an offering circular (the "Offering Circular") in preliminary and final form, in relation to the offering and sale of Preferred Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act, to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act and to execute and file with the Commission, at such time as determined by the Sponsor, a registration statement prepared by the Sponsor, including any amendments and supplements thereto in relation to the resale of the Preferred Securities;

               (ii) execute and file any documents prepared by the Debenture Issuer, or take any acts as determined by the Debenture Issuer to be necessary in order to qualify or register all or part of the Preferred Securities in any State or foreign jurisdiction in which the Debenture Issuer has determined to qualify or register such Preferred Securities for sale;

               (iii) execute and file an application, prepared by the Sponsor, to the PORTAL Market and, at such time as determined by the Sponsor, to the New York Stock Exchange, Inc. ("NYSE") or any other national stock exchange or similar organization for listing or quotation of the Preferred Securities and the common stock issuable on conversion thereof;

               (iv) to execute and deliver letters, documents, or instruments with The Depository Trust Company relating to the Preferred Securities;

               (v) execute and file with the Commission, at such time as determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Debenture Issuer relating to the registration of the Preferred Securities and the common stock issuable on conversion thereof under Section 12(b) of the Exchange Act; and

               (vi) execute and enter into, on behalf of the Trust, the Purchase Agreement, Registration Rights Agreement and other related agreements and instruments providing for or entered into in connection with the sale of the Preferred Securities and perform its obligations under such agreements and instruments;

     (c) to acquire as Trust assets the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; PROVIDED, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

     (d) to give the Debenture Issuer and the Property Trustee prompt written notice of the occurrence of a Special Event; PROVIDED that the Regular Trustees shall consult with the Debenture Issuer and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms o fthe Securities;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust or seek reimbursement from the Debenture Issuer;

     (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

     (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of an election by the Debenture Issuer to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

     (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing and the transactions contemplated thereby;

     (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

     (p) to take any action ( provided that such action does not adversely affect the interests of Holders), not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

               (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes; and

     (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and timely filed by the Regular Trustees, on behalf of the Trust.

     The Regular Trustees must exercise the powers set forth in this Section
3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     Any expenses incurred by the Regular Trustees pursuant to this Section
3.6 shall be reimbursed by the Debenture Issuer.

SECTION 3.7   PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES.

     (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii)     possess Trust property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

               (vii) other than as provided in this Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures,
(B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that (x) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or (y) for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.8   POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not act as the Delaware Trustee).

     (c)  The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

               (iii) upon written notice of a distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain Special Events arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

     (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

     (e) The Property Trustee shall take any Legal Action which arises out of or in connection with (i) an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or (ii) the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

     (f)  The Property Trustee shall not resign as a Trustee unless either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

               (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

     (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

     (h) The Property Trustee (or any of its affiliates so designated by it) will act as Paying Agent and Registrar in New York (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

     (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

     The Property Trustee must exercise the powers set forth in this Section
3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9  CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE.

     (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                    (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                    (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made or in taking or omitting to take the pertinent action;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

               (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

               (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

               (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Debenture Issuer. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to
Section 3.8(c)(i) and except to the extent otherwise required by law; and

               (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Debenture Issuer with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Debenture Issuer.

SECTION 3.10   CERTAIN RIGHTS OF PROPERTY TRUSTEE.

     (a)  Subject to the provisions of Section 3.9:

               (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

               (iii) whenever in the administration of this Declaration, the Property Trustee shall reasonably deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such expert's area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Debenture Issuer or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee, PROVIDED that, nothing contained in this
Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

               (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

               (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
(iii) shall be protected in acting in accordance with such instructions;

               (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

               (xii) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11   DELAWARE TRUSTEE.

     Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

SECTION 3.12   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness.

The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.13   DURATION OF TRUST.

     The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall exist until October 1, 2025, PROVIDED that such date may be extended to the extent necessary to permit the winding up of the affairs of the Trust.

SECTION 3.14   MERGERS.

     (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety, to any corporation or other entity or body, except as described in Section 3.14(b) and (c).

     (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; PROVIDED that:

               (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                    (A)  expressly assumes all of the obligations of the
Trust under the Declaration and the Securities; or                     (B)
substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

               (ii) the Debenture Issuer expressly agrees that a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee may act as the Holder of the Debentures;

               (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

               (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

               (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

               (vii) the Company guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee; and

               (viii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust, reasonably acceptable to the Property Trustee, experienced in such matters to the effect that:

                    (A) such merger, consolidation, amalgamation or replacement will not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                    (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                    (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will be treated as a grantor trust for United States federal income tax purposes.

     (c) Notwithstanding Section 3.14(b), the Trust shall not, except with the consent of the Holders of 100% in liquidation amount of the Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

SECTION 3.15   FILING OF AMENDMENTS TO CERTIFICATE OF TRUST.

     The Certificate of Trust as filed with the Secretary of State of the State of Delaware on September 25, 1996 is attached hereto as Exhibit E. On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments to the Certificate of Trust as the Trustees deem necessary or desirable to reflect this Declaration.

                                   ARTICLE IV
                        SPONSOR AND THE DEBENTURE ISSUER

SECTION 4.1   SPONSOR'S PURCHASE OF COMMON SECURITIES.

     On the Closing Date and on any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted in the Purchase Agreement, the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 4.2   RESPONSIBILITIES OF THE DEBENTURE ISSUER.

     In connection with the issue and sale of the Preferred Securities, the Debenture Issuer shall have the exclusive right and responsibility to engage in the following activities:

     (a) to prepare the Offering Circular and any amendment thereto and to prepare for filing by the Trust with the Commission the Shelf Registration Statement, including any amendments thereto;

     (b) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions that must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Debenture Issuer deem necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

     (c) to prepare for filing by the Trust an application to PORTAL and to the NYSE or any other national stock exchange or automated quotation system for listing or quotation of the Preferred Securities and the Common Stock issuable on conversion;

     (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities and the common stock issuable on conversion under
Section 12(b) of the Exchange Act, including any amendments thereto; and

     (e) to negotiate the terms of the Purchase Agreement, Registration Rights Agreement and other related agreements providing for the sale of the Preferred Securities.

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1   NUMBER OF TRUSTEES.

     The number of Trustees shall be three (3), one of which shall initially be a Regular Trustee, and:

     (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

     (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

PROVIDED, however, that the number of Trustees shall in no event be less than three (3); PROVIDED FURTHER that (1) one Trustee, the Delaware Trustee, shall be a Person who, in the case of a natural person, is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware; (2) there shall be at least one Regular Trustee who is an employee or officer of, or is affiliated with the Sponsor; and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2   DELAWARE TRUSTEE.

     If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

     (a)  a natural person who is resident of the State of Delaware; or

     (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

PROVIDED that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3   PROPERTY TRUSTEE; ELIGIBILITY.

     (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

               (i)  not be an Affiliate of the Debenture Issuer;

               (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars
($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

               (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-5 and to the extent Rule 3a-5 requires a trustee having certain qualifications to hold title to the "eligible assets" of the trust, the Property Trustee shall possess those qualifications.

     (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a) or 5.3(c), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c) and 5.6(d).

     (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

     (e) The initial Property Trustee shall be set forth in Section 5.5 hereof.

SECTION 5.4   QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE GENERALLY.

     Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5   INITIAL TRUSTEES.

     (a)  The initial Regular Trustee shall be:

                    John J. Dunican, Jr.

          The initial Delaware Trustee shall be:

                    Wilmington Trust Company

          The initial Property Trustee shall be:

                    Wilmington Trust Company

SECTION 5.6   APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

     (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

               (ii) after the issuance of any Securities, by the vote of the Holders of a Majority in liquidation amount of the Common Securities.

     (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

              (ii) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, however, that:

               (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                    (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                    (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee, Successor Delaware Trustee, or, if there is one Regular Trustee, a Regular Trustee, as the case may be, if the Property Trustee or the Delaware Trustee or such sole Regular Trustee delivers an instrument of resignation in accordance with this Section 5.6.

     (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.6 within 60 days after delivery pursuant to this Section 5.6 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7   VACANCIES AMONG TRUSTEES.

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8   EFFECT OF VACANCIES.

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.9   MEETINGS.

     If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. If this Declaration requires a specific vote or consent of the Regular Trustees or if the Regular Trustees in their discretion determine to require a vote on any matter, such action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. Subject to any specific requirement in this Declaration that requires a vote of the Regular Trustees, nothing in this section shall be deemed to restrict the authority granted to any Regular Trustee pursuant to Section 3.4 of this Declaration.

SECTION 5.10   DELEGATION OF POWER.

     (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in
Section 3.6(b), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

     (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.11   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, unless otherwise required by the Business Trust Act.

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1   DISTRIBUTIONS.

     Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes payment of interest (including Compounded Interest (as defined in the Indenture), Additional Interest (as defined in the Indenture) and Liquidated Damages), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1   GENERAL PROVISIONS REGARDING SECURITIES.

     (a) The Regular Trustees shall, on behalf of the Trust, issue one class of convertible preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), having such terms (the "Terms") as are set forth in Annex I and one class of convertible common securities, representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), having such terms as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. The Trust shall issue no Securities in bearer form.

     (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and nonassessable.

     (d) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

     (e)  The Securities shall have no preemptive rights.

SECTION 7.2   EXECUTION AND AUTHENTICATION.

     (a) The Securities shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Regular Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

     (b) One Regular Trustee shall sign the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

     A Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

     Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue in accordance with paragraph 5 of the Securities. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.6.

     The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Debenture Issuer or an Affiliate thereof.

SECTION 7.3   FORM AND DATING.

     The Preferred Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

     (a) GLOBAL SECURITIES. The Preferred Securities are being offered and sold by the Trust pursuant to a Purchase Agreement relating to the Preferred Securities, dated September 26, 1996 among the Trust, the Debenture Issuer and the Initial Purchasers named therein (the "Purchase Agreement").

     Securities offered and sold to Qualified Institutional Buyers ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A") as provided in the Purchase Agreement, shall be issued in the form of one or more, permanent global Securities in definitive, fully registered form without distribution coupons with the appropriate global legends and Restricted Securities Legend set forth in Exhibit A-1 hereto (each, a "Rule 144A Global Preferred Security"), which shall be deposited on behalf of the purchasers of the Preferred Securities represented thereby with the Property Trustee, at its office or the designated office of one of its affiliates in the City of New York, as custodian for the Depositary, and registered in the name of a nominee of the Depositary, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Preferred Securities represented by the Rule 144A Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Depositary or its nominee as hereinafter provided.

     (b) BOOK-ENTRY PROVISIONS. This Section 7.3(b) shall apply only to the Rule 144A Global Preferred Securities and such other Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Depositary.

     The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Rule 144A Global Preferred Securities that (a) shall be registered in the name of Cede & Co. or another nominee of such Depositary and (b) shall be delivered by the Property Trustee to such Depositary or pursuant to such Depositary's written instructions or held by the Property Trustee as custodian for the Depositary.

     Members of, or participants in, the Depositary ("Participants") shall have no rights under this Declaration with respect to any Rule 144A Global Preferred Security held on their behalf by the Depositary or by the Property Trustee as the custodian of the Depositary or under such Rule 144A Global Preferred Security, other than as pursuant to the terms of any agreement such Depositary shall have with the Participants, and the Depositary may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Rule 144A Global Preferred Security for all purposes whatsoever.

     Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Rule 144A Global Preferred Security.

     (c) CERTIFICATED SECURITIES. Except as provided in Section 7.9, owners of beneficial interests in the Rule 144A Global Preferred Security will not be entitled to receive physical delivery of certificated Preferred Securities. Preferred Securities offered and sold in reliance on

Regulation S under the Securities Act ("Regulation S"), as provided in the Purchase Agreement, shall be issued initially in the form of individual certificates in definitive, fully registered form without distribution coupons and shall bear the Restricted Securities Legend set forth in Exhibit A-1 hereto (the "Regulation S Definitive Preferred Securities"). Purchasers of Securities who are institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and did not purchase Preferred Securities in reliance on Regulation S under the Securities Act will receive Preferred Securities in the form of individual certificates in definitive, fully registered form without distribution coupons and with the Restricted Securities Legend set forth in Exhibit A-1 hereto ("Restricted Definitive Preferred Securities"); PROVIDED, HOWEVER, that upon transfer of such Restricted Definitive Preferred Securities to a QIB, such Restricted Definitive Preferred Securities will, unless the Rule 144A Global Preferred Security has previously been exchanged, be exchanged for an interest in a Rule 144A Global Preferred Security pursuant to the provisions of Section 9.2. Restricted Definitive Preferred Securities will bear the Restricted Securities Legend set forth on Exhibit A-1 unless removed in accordance with this Section 7.3 or Section 9.2.

SECTION 7.4   REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

     The Trust (directly or through an affiliate) shall maintain in the Borough of Manhattan, City of New York, State of New York (i) an office or agency where Preferred Securities may be presented for registration of transfer or exchange ("Registrar"), (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent").
 The Registrar shall keep a register of the Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar or Conversion Agent. The Trust shall act as Paying Agent, Registrar, co-registrar and Conversion Agent for the Common Securities.

     The Trust initially appoints the Property Trustee as Registrar, Paying Agent and Conversion Agent for the Preferred Securities.

SECTION 7.5   PAYING AGENT TO HOLD MONEY IN TRUST.

     The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Debenture Issuer or an Affiliate of the Trust or the Debenture Issuer acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6   REPLACEMENT SECURITIES.

     If the holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. If required by the Property Trustee or the Trust, an indemnity bond must be sufficient in the judgment of both to protect the Trustees, the Property Trustee, the Debenture Issuer and any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Debenture Issuer, the Debenture Issuer in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

     Every replacement Security is an additional Security of the Trust entitled to the same benefits hereunder as the Security being replaced.

SECTION 7.7   OUTSTANDING PREFERRED SECURITIES.

     The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

     If a Preferred Security is replaced, paid or purchased pursuant to
Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

     If Preferred Securities are considered paid in full in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

     A Preferred Security does not cease to be outstanding because one of the Trust, the Debenture Issuer or an Affiliate of the Debenture Issuer holds the Security.

SECTION 7.8   PREFERRED SECURITIES IN TREASURY.

     In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Debenture Issuer or an Affiliate of the Debenture Issuer, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee knows are so owned shall be so disregarded.

SECTION 7.9   TEMPORARY SECURITIES; RULE 144A GLOBAL PREFERRED SECURITIES.

     (a) Until definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate definitive Securities in exchange for temporary Securities.

     (b) A Rule 144A Global Preferred Security deposited with the Depositary or with the Property Trustee as custodian for the Depositary pursuant to
Section 7.3 shall be transferred to the beneficial owners thereof in the form of certificated Preferred Securities only if such transfer complies with
Section 9.2 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Rule 144A Global Preferred Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Debenture Issuer within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing.

     (c) Any Rule 144A Global Preferred Security that is transferable to the beneficial owners thereof in the form of certificated Preferred Securities pursuant to this Section 7.9 shall be surrendered by the Depositary to the Property Trustee at its office or the designated office of one of its affiliates located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Preferred Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of certificated Securities. Any portion of a Rule 144A Global Preferred Security transferred pursuant to this Section shall be registered in such names as the Depositary shall direct. Any Preferred Security in the form of certificated Preferred Securities delivered in exchange for an interest in the Rule 144A Global Preferred Security shall, except as otherwise provided by Sections 7.3 and 9.1, bear the Restricted Securities Legend set forth in Exhibit A-1 hereto.

     (d) Subject to the provisions of Section 7.9(c), the registered holder of a Rule 144A Global Preferred Security may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a holder is entitled to take under this Declaration or the Securities.

     (e)  In the event of the occurrence of either of the events specified in
Section 7.9(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Securities in definite, fully registered form without interest coupons.

SECTION 7.10   CANCELLATION.

     The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities, surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of canceled Preferred Securities as the Trust directs. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation (other than pursuant to Section 7.6) or that any Holder has converted.

                                  ARTICLE VIII
                              DISSOLUTION OF TRUST

SECTION 8.1   DISSOLUTION OF TRUST.

     (a)  The Trust shall dissolve:

                (i) upon the bankruptcy of the Sponsor;

               (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, the filing of a certificate of cancellation with respect to the Trust after having obtained the consent of at least a Majority in liquidation amount of the Securities, voting together as a single class, to file such certificate of cancellation, or the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

              (iii) upon the entry of a decree of judicial dissolution of the Sponsor or the Trust;

               (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof, including any Additional Interest, Compounded Interest and Liquidated Damages, shall have been paid to the Holders in accordance with the terms of the Securities;

                (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures endorsed thereon shall have been distributed to the Holders of Securities in exchange for all of the Securities;

               (vi) the expiration of the term of the Trust on October 1, 2025, subject to extension as necessary in accordance with Section 3.13;

              (vii) before the issuance of any Securities, with the consent of all the Regular Trustees and the Sponsor; or

             (viii) upon the exchange of all of the Securities into the Debentures and the conversion of such Debentures into Common Stock of the Debenture Issuer and delivery of all such shares (and any cash in lieu of fractional shares) to the exchanging Holders.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of Section 3.9 and Article X shall survive the dissolution of the Trust.

                                   ARTICLE IX
                              TRANSFER AND EXCHANGE

SECTION 9.1   GENERAL.

     (a) Where Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Preferred Securities at the Registrar's request.

     (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration, in the terms of the Securities and in accordance with applicable securities laws. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; PROVIDED that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

               (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

     (c) The Regular Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Regular Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

     (d) The Trust shall not be required (i) to issue, register the transfer of, or exchange, Preferred Securities during a period beginning at the opening of business 15 days before the day of any selection of Preferred Securities for redemption set forth in the terms of the Preferred Securities and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

SECTION 9.2   TRANSFER PROCEDURES AND RESTRICTIONS.

     (a) GENERAL. Except in connection with the resale thereof pursuant to a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Rights Agreement, if Preferred Securities are issued upon the transfer, exchange or replacement of Preferred Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto ("Restricted Securities"), or if a request is made to remove such Restricted Securities Legend on Preferred Securities, the Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or, with respect to Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Preferred Securities that do not bear the legend.

     (b) TRANSFERS AFTER EFFECTIVENESS OF SHELF REGISTRATION STATEMENT. During the period of effectiveness of a Shelf Registration Statement for any Preferred Securities (except during periods within such period during which the Shelf Registration Statement is not available for effecting resales of the Preferred Securities), all requirements pertaining to legends on such Preferred Security will cease to apply, and beneficial interests in a Preferred Security in global form without legends will be available to transferees of such Preferred Securities (but not prior to the applicable transfer), upon exchange of the transferring holder's Restricted Definitive Preferred Security or directions to transfer such Holder's beneficial interest in the Rule 144A Global Preferred Security, as the case may be. No such transfer or exchange of a Restricted Definitive Preferred Security or of an interest in the Rule 144A Global Preferred Security shall be effective unless the transferor delivers to the Trust a certificate in the form of Exhibit D hereto as to compliance by such person with the provisions of the Registration Rights Agreement applicable thereto. Promptly after the effectiveness of the Shelf Registration Statement, the Trust shall issue and the Property Trustee, upon instruction from the Trust, shall authenticate a Preferred Security in global form without the Restricted Securities Legend (the "Exchanged Global Preferred Security") to deposit with the Depositary to evidence transfers pursuant to the Shelf Registration Statement of (i) beneficial interests from the Rule 144A Global Preferred Security, (ii) Restricted Definitive Preferred Securities and (iii) Unrestricted Definitive Preferred Securities.

     (c) REGULATION S DEFINITIVE PREFERRED SECURITY TO UNRESTRICTED DEFINITIVE PREFERRED SECURITY; TERMINATION OF RESTRICTED PERIOD. Following the termination of the "restricted period" with respect to the issuance of the Preferred Securities, Regulation S Definitive Preferred Securities may be exchanged for an interest in a Preferred Security in definitive, fully registered form without distribution coupons, but without the Restricted Securities Legend (an "Unrestricted Definitive Preferred Security"), that is free from any restriction on transfer (other than such as are solely attributable to any Holder's status). Unrestricted Definitive Preferred Securities will bear a CUSIP number different from that of the Exchanged Global Preferred Securities and transfers or exchanges from an Unrestricted Definitive Preferred Security or Regulation S Definitive Preferred Security to an Exchanged Preferred Security must be effected pursuant to Section 9.2(b).

     (d) TRANSFER AND EXCHANGE OF DEFINITIVE PREFERRED SECURITIES. When Definitive Preferred Securities are presented to the Registrar or co-registrar

          (x) to register the transfer of such Definitive Preferred
     Securities; or

          (y) to exchange such Definitive Preferred Securities for an equal number of Definitive Preferred Securities of another number,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements (including any applicable requirements of law) for such transaction are met; PROVIDED, HOWEVER, that the Definitive Preferred Securities surrendered for transfer or exchange:

                (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

               (ii) in the case of Definitive Preferred Securities that are Restricted Definitive Preferred Securities, are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or, prior to the time of the effectiveness of such registration statement (or anytime after the effectiveness of such registration statement when it is not available for effecting resales of the Preferred Securities), pursuant to clause
(A) or (B) below, and are accompanied by the following additional information and documents, as applicable:

                    (A) if such Restricted Preferred Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse of the Preferred Security); or

                    (B) if such Restricted Preferred Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 or Regulation S or any other exemption available under the Securities Act, including to an institutional "accredited investor," (i) a certification to that effect (in the form set forth on the reverse of the Preferred Security) and
(ii) if the Trust or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend, including a letter in the form of Exhibit A to the Offering Circular.

     Definitive Preferred Securities that are transferred to QIBs in accordance with Rule 144A under the Securities Act must take delivery of the Preferred Securities in the form of a beneficial interest in the Rule 144A Global Preferred Security in accordance with Section 9.2(e).

     (e) RESTRICTIONS ON TRANSFER OF A DEFINITIVE PREFERRED SECURITY FOR A BENEFICIAL INTEREST IN A GLOBAL PREFERRED SECURITY. A Definitive Preferred Security may not be exchanged for a beneficial interest in a Global Preferred Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Preferred Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with:

               (i) if such Definitive Preferred Security is a Restricted Preferred Security, certification, in the form set forth on the reverse of the Preferred Security, that such Definitive Preferred Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

               (ii) whether or not such Definitive Preferred Security is a Restricted Preferred Security, written instructions directing the Property Trustee to make, or to direct the Depositary to make, an adjustment on its books and records with respect to such Global Preferred Security to reflect an increase in the number of the Preferred Securities represented by the Global Preferred Security, then the Property Trustee shall cancel such Definitive Preferred Security and cause, or direct the Depositary to cause, the aggregate number of Preferred Securities represented by the Global Preferred Security to be increased accordingly. If no Global Preferred Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Regular Trustee, an appropriate number of Preferred Securities in global form.

     (f) TRANSFER AND EXCHANGE OF GLOBAL PREFERRED SECURITIES. The transfer and exchange of Global Preferred Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor.

     (g) TRANSFER OF A BENEFICIAL INTEREST IN A GLOBAL PREFERRED SECURITY FOR A DEFINITIVE PREFERRED SECURITY.

               (i) Any person having a beneficial interest in a Global Preferred Security that is being transferred or exchanged pursuant to clause (A) or (B) below, and not pursuant to an effective registration statement, may upon request, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Preferred Security representing the same number of Preferred Securities. Upon receipt by the Property Trustee from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Preferred Security of written instructions or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest in a Restricted Preferred Security and the following additional information and documents (all of which may submitted by facsimile):

                    (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the owner of a beneficial interest in a Global Preferred Security, a certification from such Person to that effect (in the form set forth on the reverse of the Preferred Security); or

                    (B) if such beneficial interest is being transferred pursuant to an exemption from registration in accordance with Rule 144 or Regulation S or any other exemption available under the Securities Act, including to an institutional "accredited investor," (i) a certification to that effect from the transferee or transferor (in the form set forth on the reverse of the Preferred Security) and (ii) if the Property Trustee or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend set forth in Section 9.2(j), including a letter in the form of Exhibit A to the Offering Circular, then the Property Trustee or the Securities Custodian, at the direction of the Property Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of the Global Preferred Security to be reduced on its books and records and, following such reduction, the Trust will execute and the Property Trustee will authenticate and deliver to the transferee a Definitive Preferred Security.

               (ii) Definitive Preferred Securities issued in exchange for a beneficial interest in a Global Preferred Security pursuant to this
Section 9.2(g) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its Participants or indirect participants or otherwise, shall instruct the Property Trustee. The Property Trustee shall deliver such Preferred Securities to the persons in whose names such Preferred Securities are so registered in accordance with the instructions of the Depositary.

     Beneficial interests in the Rule 144A Global Security may not be exchanged for a Definitive Preferred Security except a Regulation S Definitive Preferred Security and except as provided in Section 9.2(i).

     (h) RESTRICTIONS ON TRANSFER AND EXCHANGE OF GLOBAL PREFERRED SECURITIES. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in this Section 9.2(i)), a Global Preferred Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

     Definitive Preferred Securities that are transferred to QIBs in accordance with Rule 144A under the Securities Act prior to the effectiveness of a registration statement under the Securities Act must take delivery of their interests as the Preferred Securities in the form of a beneficial interest in the Rule 144A Global Preferred Security in accordance with Section 9.2(e).

     (i)  AUTHENTICATION OF DEFINITIVE PREFERRED SECURITIES.  If at any time:

               (i) the Depositary notifies the Trust that the Depositary is unwilling or unable to continue as Depositary for the Global Preferred Securities and a successor Depositary for the Global Preferred Securities is not appointed by the Trust at the direction of the Sponsor within 90 days after delivery of such notice; or

               (ii) the Trust, in its sole discretion, notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Preferred Securities under this Declaration,

then the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Regular Trustee requesting the authentication and delivery of Definitive Preferred Securities to the Persons designated by the Trust, will authenticate and deliver Definitive Preferred Securities, in an aggregate principal amount equal to the principal amount of Global Preferred Securities, in exchange for such Global Preferred Securities.

     (j)  LEGEND.

               (i) Except as permitted by the following paragraph (ii), each Preferred Security certificate evidencing the Global Preferred Securities and the Definitive Preferred Securities (and all Preferred Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

          THIS SECURITY, ANY CONVERTIBLE DEBENTURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER (OR SUCH SHORTER PERIOD UNDER RULE 144A UNDER THE SECURITIES ACT OR ANY SUCCESSOR RULE) THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH VANSTAR CORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT ITS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY AND THE TRANSFER AGENTS RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND
     (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT, THIS

     LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

               (ii) Upon any sale or transfer of a Restricted Preferred Security (including any Restricted Preferred Security represented by a Global Preferred Security) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act:

                    (A) in the case of any Restricted Preferred Security that is a Definitive Preferred Security, the Registrar shall permit the Holder thereof to exchange such Restricted Preferred Security for a Definitive Preferred Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Preferred Security; and

                    (B) in the case of any Restricted Preferred Security that is represented by a Rule 144A Global Preferred Security, the Registrar shall permit the Holder thereof to exchange its interest in such Restricted Preferred Security for an interest in a Global Preferred Security that does not bear the Restricted Securities Legend.

     (k) CANCELLATION OR ADJUSTMENT OF GLOBAL PREFERRED SECURITY. At such time as all beneficial interests in a Global Preferred Security have either been exchanged for Definitive Preferred Securities to the extent permitted by the Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be returned to the Depositary for Cancellation or retained and canceled by the Property Trustee.
At any time prior to such cancellation, if any beneficial interest in a Global Preferred Security is exchanged for Definitive Preferred Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the Securities Custodian for such Global Preferred Security) with respect to such Global Preferred Security, by the Property Trustee or the Securities Custodian, to reflect such reduction.

     (l) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF PREFERRED SECURITIES.

               (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Preferred Securities and Global Preferred Securities at the Registrar's or a co-registrar's request.

               (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

               (iii) The Registrar or a co-registrar shall not be required to register the transfer of or exchange of (a) any Definitive Preferred Security selected for Redemption in whole or in part pursuant to Article III, except the unredeemed portion of any Definitive Preferred Security being redeemed in part, or (b) any Preferred Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Preferred Securities or 15 Business Days before a quarterly distribution date.

               (iv) Prior to the due presentation for registrations of transfer of any Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Preferred Security is registered as the absolute owner of such Preferred Security for the purpose of receiving Distributions on such Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

               (v) All Preferred Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such transfer or exchange.

     (m)  NO OBLIGATION OF THE PROPERTY TRUSTEE.

               (i) The Property Trustee shall have no responsibility or obligation to any Preferred Security Beneficial Owner, a Participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant thereof, with respect to any ownership interest in the Preferred Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Preferred Security). The rights of beneficial owners in any Global Preferred Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary or any agent thereof with respect to its Participants and any beneficial owners.

               (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Preferred Security (including any transfers between or among Participants or beneficial owners in any Global Preferred Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 9.3   DEEMED SECURITY HOLDERS.

     The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4   BOOK ENTRY INTERESTS.

     Global Preferred Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Preferred Securities, except as provided in
Section 9.2. Unless and until definitive, fully registered Preferred Securities Certificates have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.2:

     (a)  the provisions of this Section 9.4 shall be in full force and effect;

     (b) the Trust and the Trustees shall be entitled to deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the relevant Global Preferred Securities and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Preferred Securities and shall have no obligation to the Preferred Security Beneficial Owners;

     (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

     (d) the rights of the Preferred Security Beneficial owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Preferred Security Beneficial owners and the Depositary and/or the Participants and receive and transmit payments of Distributions on the Global Certificates to such Participants. The Depositary will make book entry transfers among the Participants.

SECTION 9.5   NOTICES TO CLEARING AGENCY.

     Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, the Regular Trustees shall, in the case of any Global Preferred Security, give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depositary, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6   APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

     If the Depository elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.


                                    ARTICLE X
                       LIMITATION OF LIABILITY OF HOLDERS
                        OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1   LIABILITY.

     (a) Except as expressly set forth in this Declaration or as required under applicable law, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

               (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2   EXCULPATION.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3   FIDUCIARY DUTY.

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person to the fullest extent permitted.

     (b)  Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

               (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4   INDEMNIFICATION.

     (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

               (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

               (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and
(ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys, fees) actually and reasonably incurred by him in connection therewith.

               (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

               (v) Expenses (including attorneys, fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and
(ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees,
(ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

               (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not adversely affect any rights or obligations then existing.

               (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

               (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

               (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (b)  The Debenture Issuer agrees to indemnify the (i) Property Trustee,
(ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through
(iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

SECTION 10.5   OUTSIDE BUSINESSES.

     Any Covered Person, the Debenture Issuer, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Debenture Issuer, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Debenture Issuer, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property
Trustee may engage or be interested in any financial or other transaction with the Debenture Issuer or any Affiliate of the Debenture Issuer, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Debenture Issuer or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1   FISCAL YEAR.

     The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2   CERTAIN ACCOUNTING MATTERS.

     (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

     (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

     (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3   BANKING.

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; PROVIDED, HOWEVER, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; PROVIDED, HOWEVER, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4   WITHHOLDING.

     The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1   AMENDMENTS.

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

               (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

               (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

               (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

     (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

               (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                      (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                      (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust and may include an employee thereof) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (iii)  to the extent the result of such amendment would be to:

                      (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                      (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                      (C) cause the Trust to be deemed to be an Investment Company that is required to be registered under the Investment Company Act;

     (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

     (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

     (e) Article IV shall not be amended without the consent of the Holders of a majority in liquidation amount of the Common Securities;

     (f) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

     (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

               (i)    cure any ambiguity;

               (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

               (iii) add to the covenants, restrictions or obligations of the Sponsor; and

               (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

SECTION 12.2   MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any national stock exchange, the Nasdaq National Market or any inter-dealer quotation system on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities then outstanding. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

               (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange, over the counter market or inter-dealer quotation system on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies by Holders, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

               (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act, or the listing rules of any national stock exchange, the Nasdaq National Market, over-the-counter market or inter-dealer quotation system on which the Preferred Securities are then listed or trading provide otherwise, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1   REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE.

     The Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

     (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

     (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors, rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

     (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Property Trustee.

     (d) At the Closing Date, the Property Trustee will be the record holder of the Debentures and the Property Trustee has not knowingly created any liens or encumbrances on such Debentures.

     (e) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Declaration.

SECTION 13.2   REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE.

     The Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

     (a) The Delaware Trustee is a duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

     (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors, rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

     (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Delaware Trustee.

     (d) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

     (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

     (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration.


                                   ARTICLE XIV
                               REGISTRATION RIGHTS

SECTION 14.1   REGISTRATION RIGHTS.

     The Holders of the Preferred Securities, the Debentures and the Preferred Securities Guarantee and the shares of Common Stock of the Company issuable upon conversion of the Debentures (collectively, the "Registrable Securities") are entitled to the benefits of the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Debenture Issuer has agreed for the benefit of the Holders of Registrable Securities that (i) it will, at its cost, within 75 days after the date of issuance of the Registrable Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities, (ii) it will use its reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 135 days after the date of issuance of the Registrable Securities and (iii) the Debenture Issuer will use its reasonable efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the third anniversary of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement (the "Effectiveness Period").

     Reference is made to the Registration Rights Agreement for a description of, among other things, the circumstances under which a "Registration Default" may be declared if such Shelf Registration Statement is not filed or declared effective within the specified periods of time, and additional interest "Liquidated Damages" may accrue and be payable on the Securities as a result of such a Registration Default.

                                   ARTICLE XV
                                  MISCELLANEOUS

SECTION 15.1   NOTICES.

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, sent by facsimile or mailed by first class mail, as follows:

     (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

          c/o Vanstar Corporation
          5964 West Las Positas
          Pleasanton, California 99588-9012
          Attention:  Chief Financial Officer
          Facsimile: (510) 734-0760

     (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

          Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, Delaware 19890-0001
          Attn: Corporate Trust Administration
          Facsimile: 302-651-8882

     (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

          Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, Delaware 19890-0001
          Attn: Corporate Trust Administration
          Facsimile: 302-651-8882

     (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

          Vanstar Corporation
          5964 West Las Positas
          Pleasanton, California 99588-9012
          Attention:  Chief Financial Officer
          Facsimile: (510) 734-0760

     (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.


     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 15.2   GOVERNING LAW.

     This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 15.3   INTENTION OF THE PARTIES.

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 15.4   HEADINGS.

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 15.5   SUCCESSORS AND ASSIGNS

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 15.6   PARTIAL ENFORCEABILITY.

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 15.7   COUNTERPARTS.

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the parties to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                              VANSTAR FINANCING TRUST


                              By: /s/ JOHN J. DUNICAN, JR.
                                  -------------------------------------
                                  John J. Dunican, Jr.
                                  as Regular Trustee

                              WILMINGTON TRUST COMPANY,
                              as Delaware Trustee


                              By: /s/ JAMES P. LAWLER
                                  -------------------------------------
                                  Name:  James P. Lawler
                                  Title: Vice President

                              WILMINGTON TRUST COMPANY,
                              as Property Trustee


                              By: /s/ JAMES P. LAWLER
                                  -------------------------------------
                                  Name:  James P. Lawler
                                  Title: Vice President

                              VANSTAR CORPORATION,
                              as Sponsor


                              By: /s/ H. CHRISTOPHER COVINGTON
                                  -------------------------------------
                                  Name:  H. Christopher Covington
                                  Title: Senior Vice President, General
                                         Counsel and Secretary

                                    ANNEX I


                                    TERMS OF
                 6 3/4% TRUST CONVERTIBLE PREFERRED SECURITIES
                  6 3/4% TRUST CONVERTIBLE COMMON SECURITIES


     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of October 2, 1996 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Offering Circular referred to below):

1.   DESIGNATION AND NUMBER.

     (a) "Preferred Securities." 3,500,000 Trust Convertible Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of One Hundred Seventy Five Million Dollars ($175,000,000), plus up to an additional 525,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Twenty-Six Million Two Hundred Fifty Thousand Dollars ($26,250,000) solely to cover over-allotments, as provided for in the Purchase Agreement (the "Additional Preferred Securities"), and a liquidation amount with respect to the assets of the Trust of $50 per preferred security, are hereby designated for the purposes of identification only as "6 3/4 Trust Convertible Preferred Securities (liquidation amount $50 per Trust Convertible Preferred Security)" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange, inter-dealer quotation system or other organization on which the Preferred Securities are listed or accepted for trading.

     (b) "Common Securities." 108,247 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Five Million Four Hundred Twelve Thousand Three Hundred Fifty Dollars ($5,412,350) plus up to an additional 16,237 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Eight Hundred Eleven Thousand Eight Hundred Fifty Dollars ($811,850) to meet the capital requirements of the Trust in the event of an issuance of Additional Preferred Securities, and a liquidation amount with respect to the assets of the Trust of $50 per Common Security, are hereby designated for the purposes of identification only as "6 3/4% Trust Convertible Common Securities (liquidation amount $50 per Trust Convertible Common Security)" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.   DISTRIBUTIONS.

     (a) Distributions payable on each Security will be fixed at a rate per annum of 6 3/4% (the "Coupon Rate") of the stated liquidation amount of $50 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distribution" as used herein includes any such interest including any Additional Interest, Compounded Interest and Liquidated Damages payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed.

     (b) Distributions on the Securities will be cumulative, will accrue from the date of initial issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the
Debentures: January 1, April 1, July 1 and October 1, commencing on January 1, 1997, when, as and if available for payment by the Property Trustee, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for successive periods not exceeding 20 consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures; PROVIDED, that no Extension Period shall last beyond the date of maturity of the Debentures. As a consequence of such extension, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; PROVIDED, that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters and that such Extension Period may not extend beyond the maturity date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be the day 15 days prior to the relevant payment dates, except as otherwise described in this Annex I to the Declaration. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities being held in book-entry form through The Depository Trust Company (the "Depositary") will be made as described under the heading "Description of the Preferred Securities--Book-Entry Only Issuance--The Depository Trust Company" in the Offering Circular. The relevant record dates for the

Common Securities shall be the same record dates as for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any distribution or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Common Stock of the Debenture Issuer pursuant to the terms of the Securities as forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; PROVIDED that Holders of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into Common Stock of the Debenture Issuer following such record date.

     (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3.   LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

     In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust (each a "Liquidation"), the then Holders of the Securities on the date of the Liquidation will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors, distributions in an amount equal to the aggregate of the stated liquidation amount of $50 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities.

     If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 10 below.

4.   REDEMPTION AND DISTRIBUTION.

     (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Special Event (as defined below)), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price equal to the redemption price of such repaid or redeemed Debentures, together with accrued and unpaid Distributions thereon through the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption. Upon the repayment of the Debentures at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Securities, in whole, upon not less than 30 nor more than 60 days' notice.

     (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in paragraph 4(f)(ii) below.

     (c) If, at any time, a Tax Event or an Investment Company Event (each as defined below and each a "Special Event") shall occur and be continuing the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances in relation to a Tax Event described in this Section 4(c), dissolve the Trust and, after satisfaction of creditors of the Trust, if any, cause Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid Distributions on, and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interest in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"); PROVIDED, HOWEVER, that in the case of a Tax Event, such dissolution and distribution shall be conditioned on the Regular Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of such dissolution and distribution of Debentures, and PROVIDED, FURTHER, that if at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure which in the sole judgment of the Sponsor, has or will cause no adverse effect on the Trust, the Sponsor or the Holders of the Securities and will involve no material cost ("Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

     If in the event of a Tax Event, (i) after receipt of a Tax Event Opinion (as defined hereinafter) by the Trust, the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Securities in liquidation of such Holders' interest in the Trust as described in this paragraph 4(c), or (ii) after receipt of a Tax Event Opinion, the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole (but not in part) for cash within 90 days following the occurrence of such Tax Event, and promptly following such redemption, the Securities shall be redeemed, on a Pro Rata basis at a redemption price equal to the redemption price of such redeemed Debentures, together with accrued and unpaid Distributions thereon through the date of redemption, payable in cash; PROVIDED, HOWEVER, that if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90 Day Period, the Tax Event by taking some Ministerial Action which has no adverse effect on the Trust, the Holders of Securities or the Debenture Issuer, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

     "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of
(a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case after the date of the Offering Circular (collectively, a "Change in Tax Law"), there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Debenture Issuer for United States federal income tax purposes. Notwithstanding anything in the previous sentence to the contrary, a Tax Event shall not include any Change in Tax Law that requires the Debenture Issuer for United States federal income tax purposes to defer taking a deduction for any original issue discount ("OID") that accrues with respect to the Debentures until the interest payment related to such OID is paid by the Debenture Issuer in money; PROVIDED, that such Change in Tax Law does not create more than an insubstantial risk that the Debenture Issuer will be prevented from taking a deduction for OID accruing with respect to the Debentures at a date that is no later than the date the interest payment related to such OID is actually paid by the Debenture Issuer in money.

     "Investment Company Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act (an "Investment Company Event Opinion") that, as a result of an occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Offering Circular.

     On the date fixed for any distribution of Debentures, upon dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding and
(ii) certificates representing Securities will be deemed to represent beneficial interests in Debentures having an aggregate principal amount equal to the stated liquidation amount, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions, on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

     (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (e) If the Debentures are distributed to the Holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

     (f)  "Redemption or Distribution Procedures."

               (i) Notice of any redemption of Securities, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice"), will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

               (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

               (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) with respect to Preferred Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Trust will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of such Preferred Securities represented by the Global Certificates, and (B) with respect to Preferred Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Trust will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

               (iv) In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange of any Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of

     Preferred Securities and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all holders of Preferred Securities to be so redeemed or (ii) register the transfer of or exchange of any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

               (v) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in the case of Preferred Securities held in book-entry form, the Depositary and, in the case of Securities held in certificated form, the Holders of such certificates and (B) in respect of the Common Securities, the Holder thereof.

               (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.   CONVERSION RIGHTS.

     The Holders of Securities shall have the right at any time prior to the Business Day immediately preceding the date of repayment of such Securities, whether at maturity or upon redemption (either at the option of the Company or pursuant to a Special Event), at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Common Stock of the Company in the manner described herein on and subject to the following terms and conditions:

     (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock of the Company pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock of the Company at an initial conversion rate of 1.739 shares of Common Stock of the Company per $50 principal amount of Debentures (which is equivalent to a conversion price of $28.75 per share of Common Stock of the Company, subject to certain adjustments set forth in the terms of the Debentures (as so adjusted, "Conversion Price")). In addition, subject to the provisions of Section 1309 of the Indenture, in case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in
Section 1303(c) or 1303(d) of the Indenture, the Holder of the Securities, upon the conversion thereof, shall also be entitled to receive for each share of Common Stock of the Company into which the Securities are converted, the portion of the shares of such Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock.

     (b) In order to convert Securities into Common Stock of the Company the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert

Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock of the Company should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into Common Stock of the Company (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Company of the Holder's election to convert such Debentures into shares of Common Stock of the Company. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities following such record date but prior to such distribution payment date. Except as provided above, neither the Trust nor the Debenture Issuer will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Securities (including any Additional Interest, Compounded Interest and Liquidation Damages accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock of the Company issued upon such conversion. The Company shall make no payment or allowance for distributions on the shares of Common Stock of the Company issued upon such conversion, except to the extent that such shares of Common Stock of the Company are held of record on the record date for any such distributions and except as provided in Section 1309 of the Indenture. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock of the Company issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock of the Company at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock of the Company issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion, and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

     (c) Each Holder of a Security by his acceptance thereof appoints Wilmington Trust Company as "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the

Debentures into Common Stock of the Company and thereupon to deliver such shares of Common Stock of the Company in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

     (d) No fractional shares of Common Stock of the Company will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash (based on the last reported sale price of the Common Stock of the Company on the date such Securities are surrendered for conversion) by the Debenture Issuer to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

     (e) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock of the Company, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock of the Company as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of Debentures, shares of Common Stock of the Company reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Common Stock of the Company), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock of the Company issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Common Stock of the Company received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Debenture Issuer and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Common Stock of the Company (and all requirements to list the Common Stock of the Company issuable upon conversion of Debentures that are at the time applicable), in order to enable the Company to lawfully issue Common Stock of the Company to the Trust upon conversion of the Debentures and the Trust to lawfully deliver the Common Stock of the Company to each Holder upon conversion of the Securities.

     (f) The Debenture Issuer will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock of the Company on conversion of Debentures and the delivery of the shares of Common Stock of the Company by the Trust upon conversion of the Securities. The Debenture Issuer shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock of the Company in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

     (g) Nothing in the preceding Paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in this Annex I to the

Declaration or to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

     (h) The Trust covenants not to convert the Debenture held by it into Common Stock of the Company except pursuant to a Conversion Request in compliance with the terms of this paragraph 5.

6.   VOTING RIGHTS - PREFERRED SECURITIES.

     (a) Except as provided under paragraphs 6(b) and 9, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

     (b) Subject to the requirements set forth in this paragraph, the Holders of a majority in liquidation amount of the Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a holder of the Debentures, (ii) waive any past default and its consequences that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; PROVIDED, however, that where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall be under no obligation to revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Debentures. If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities, to the extent permitted by applicable law, may directly institute a legal proceeding against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption on the redemption date), then a holder of Preferred Securities may, to the extent permitted by applicable law, directly institute a proceeding for enforcement of payment to such holder (a "Direct Action") of the principal of or interest on the Debenture having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Debentures. Except as provided in the preceding sentence, the holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. In connection with such Direct Action, the Debenture Issuer will be subrogated to the rights of such holder of Preferred Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such holder of Preferred Securities in such Direct Action, and such holder shall be deemed to have assigned its rights with regard to such payment to the Debenture Issuer.

     (c) Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents.

     (d) No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities. Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor controlled by the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding.

7.   VOTING RIGHTS--COMMON SECURITIES.

     (a) Except as provided under paragraphs 7(b), (c) and 8, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b)  The Holders of the Common Securities are entitled, in accordance with
Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

     (c) Subject to Section 3.9 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived or otherwise eliminated, and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Securities, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method or place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past default and its consequences that is waivable under Section 513 of the Indenture, (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consenting to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; PROVIDED that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Debentures. If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Common Securities has made a written request, such Holder of Common Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against the Debenture Issuer or any other Person to enforce the Property Trustee's rights under the Debentures, without first instituting any legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

8.   REGISTRATION RIGHTS.

     The Holders of the Preferred Securities, the Debentures, the Preferred Securities Guarantee and the shares of Common Stock of the Company issuable upon conversion of the Debentures (collectively, the "Registrable Securities") are entitled to the benefits of a Registration Rights Agreement dated October 2, 1996. Pursuant to the Registration Rights Agreement, the Debenture Issuer and the Trust have agreed for the benefit of the Holders of Registrable Securities that (i) they will, at their cost, within 75 days after the date of issuance of the Registrable Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities, (ii) they will use their reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 135 days after the date of issuance of the Registrable Securities and
(iii) they will use their reasonable efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the third anniversary of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement (the "Effectiveness Period").

     Reference is made to the Registration Rights Agreement for a description of, among other things, the circumstances under which a "Registration Default" may be declared if such Shelf Registration Statement is not filed or declared effective within the specified periods of time, and additional interest "Liquidated Damages" may accrue and be payable on the Securities as a result of such a Registration Default, which terms are hereby incorporated herein.

9.   AMENDMENTS TO DECLARATION AND INDENTURE.

     (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities affected thereby, voting together as a single class; PROVIDED, HOWEVER, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

     (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the

Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent of the Holders of a Super Majority of the Debentures, the Property Trustee may only give such consent at the written direction of the Holders of at least the same proportion in aggregate stated liquidation preference of the Securities; PROVIDED, FURTHER, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Property Trustee has obtained an opinion of a nationally recognized independent tax counsel to the effect that for the purposes of United states federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

     (c) In the event of any Fundamental Change (as defined in the Indenture), the Declaration shall be amended as contemplated by, and in accordance with the requirements of, Section 1304 of the Indenture. The Regular Trustees, the Property Trustee and the Delaware Trustee shall be authorized to execute and deliver any such amendment. Such amendment shall not require the vote or consent of the Holders of any of the Securities.

10.  PRO RATA.

     A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

11.  RANKING.

     The Preferred Securities rank PARI PASSU and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

12.   ACCEPTANCE OF SECURITIES GUARANTEE AND INDENTURE.

     Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

13.  NO PREEMPTIVE RIGHTS.

     The Holders of the Securities shall have no preemptive rights.

14.  MISCELLANEOUS.

     The terms of this Annex I constitute a part of the Declaration.

     The Debenture Issuer will provide a copy of the Declaration, Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                           FORM OF PREFERRED SECURITY

                           [FORM OF FACE OF SECURITY]

     [Include if Preferred Security is in global form and the Depository Trust Company is the U. S. Depositary--UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     [Include if Preferred Security is in global form--TRANSFERS OF THIS
GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

     THIS SECURITY, ANY CONVERTIBLE DEBENTURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER (OR SUCH SHORTER PERIOD UNDER
RULE 144A UNDER THE SECURITIES ACT OR ANY SUCCESSOR RULE) THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH VANSTAR CORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS


                                     A1-1

THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT,
(E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Certificate Number                           Number of Preferred Securities

                                             [CUSIP NO [                    ]]
                                               [ISIN NO.  [                   ]]


                              Preferred Securities

                                       of

                             Vanstar Financing Trust


                  6 3/4% Trust Convertible Preferred Securities
        (liquidation amount $50 per Trust Convertible Preferred Security)


                                     A1-2

     Vanstar Financing Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _________________ ______________ (the "Holder") is the registered owner of ______________(______)
) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6 3/4% Trust Convertible Preferred Securities (liquidation amount $50 per Trust Convertible Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.
The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of October 2, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

     Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.







                                     A1-3

     Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has executed this certificate on __________ __, 1996.


                                   VANSTAR FINANCING TRUST


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title: Regular Trustee








                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated: ___________________, _____


                                   WILMINGTON TRUST COMPANY
                             as Property Trustee


                                   By:
                                      ---------------------------------------
                                      Authorized Signatory







                                     A1-4

                          [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Preferred Security will be fixed at a rate per annum of 6 3/4% (the "Coupon Rate") of the stated liquidation amount of $50 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distribution" as used herein includes any such interest including Additional Interest, Compounded Interest and Liquidated Damages payable unless otherwise stated, and any premium and/or principal on the Debentures. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on January 1, April 1, July 1 and October 1 of each year, commencing on January 1, 1997, to Holders of record fifteen (15) days prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") during which Extension Period no interest shall be due and payable on the Debentures; PROVIDED, that no Extension Period shall extend beyond the date of maturity of the Debentures. As a consequence of such extension, Distributions will also be deferred. Despite such extension, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; PROVIDED, that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Preferred Securities shall be redeemable as provided in the Declaration.

     The Preferred Securities shall be convertible into shares of Common Stock of Vanstar Corporation, through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Common Stock of Vanstar Corporation, in the manner and according to the terms set forth in the Declaration.


                                      A1-5

                               CONVERSION REQUEST


To:  Wilmington Trust Company
     as Property Trustee of
     Vanstar Financing Trust



     The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of VANSTAR CORPORATION (the "Vanstar Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of October 2, 1996, by John J. Dunican, Jr., as Regular Trustee, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Property Trustee, Vanstar Corporation, as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures, on behalf of the undersigned, into Vanstar Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.











                                     A1-6

     Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Preferred Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Vanstar Common Stock issuable upon conversion of the Preferred Securities.

Date:__________________, ____

      in whole ___                   in part ___

                                     Number of Preferred Securities to be
                                     converted:

                                     ------------------------------------------
                                     If a name or names other than the
                                     undersigned, please indicate in the spaces below the name or names in which the shares of Vanstar Common Stock are to be issued, along with the address or addresses of such person or persons:

                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------

                                     ------------------------------------------
                                     Signature (for conversion only)

                                     Please Print or Typewrite Name and Address,
                                     Including Zip Code, and Social Security or
                                     Other Identifying Number:
                                     ------------------------------------------
                                     ------------------------------------------
                                     ------------------------------------------

                                      Signature Guarantee:*
                                                           -------------------

------------------------
     * Signature Guarantee:(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for,


                                     A1-7

                                 ASSIGNMENT FORM


     To assign this Preferred Security, fill in the form below:

     (I) or (we) assign and transfer this Preferred Security to

-------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)

-------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint________________________________________________________
agent to transfer this Preferred Security on the books of the Company. The agent may substitute another to act for him.

                              Your Signature:
                                             --------------------------------
                              (Sign exactly as your name appears on the other side of this Security)

                              Date:
                                   ------------------------------------------

                              Signature Guarantee:
                                                  ---------------------------

[Include the following if the Preferred Security bears a Restricted Securities Legend --

In connection with any transfer of any of the Preferred Securities evidenced by this certificate, the undersigned confirms that such Preferred Securities are being:

CHECK ONE BOX BELOW

     (1)  / /  exchanged for the undersigned's own account without transfer; or

     (2) / / transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

------------------------
     STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

   **   Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.


                                     A1-8

     (3) / / transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or
     (4) / / transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

     (5)  / /  transferred pursuant to an effective Shelf Registration
               Statement.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, HOWEVER, that if box (3) or
(4) is checked, the Trustee may require, prior to registering any such transfer of the Preferred Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                        -------------------------------------
                                        Signature
Signature Guarantee:*

----------------------------------      -------------------------------------]
Signature must be guaranteed            Signature

-----------------------------------------------------------------------------


             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Preferred Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:------------------------     ------------------------------------------
                                   NOTICE:  To be executed by an executive
                                   officer.]

---------------------
     *Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.


                                     A1-9

                                   EXHIBIT A-2

                             FORM OF COMMON SECURITY

                           [FORM OF FACE OF SECURITY]

     THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.

     OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF VANSTAR CORPORATION.

Certificate Number                      Number of Common Securities


                                Common Securities

                                       of

                             Vanstar Financing Trust


                   6 3/4% Trust Convertible Common Securities
         (liquidation amount $50 per Trust Convertible Common Security)


     Vanstar Financing Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that
___________________________________________________________________________

(the "Holder") is the registered owner of ________________ (_______) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6 3/4% Trust Convertible Common Securities (liquidation amount $50 per Trust Convertible Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Trust dated as of October 2, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the


                                      A2-1

Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Reference is hereby made to select provisions of the Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.











                                      A2-2

     IN WITNESS WHEREOF, the Trust has executed this certificate on ____________,_____.


                                   VANSTAR FINANCING TRUST


                                   By:
                                      ----------------------------------------
                                          Name:
                                          Title: Regular Trustee


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Common Securities referred to in the within-mentioned Declaration.


Dated:  __________, _____



                                   WILMINGTON TRUST COMPANY
                                   as Property Trustee


                                   By:
                                      ---------------------------------------
                                        Authorized Signatory













                                      A2-3

                          [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Common Security will be fixed at a rate per annum of 6 3/4% (the "Coupon Rate") of the stated liquidation amount of $50 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distribution" as used herein includes any such interest including any Additional Interest, Compounded Interest and Liquidated Damages payable unless otherwise stated, and any premium and/or principal payable on the Debentures. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on January 1, April 1, July 1 and October 1 of each year, commencing on January 1, 1997, to Holders of record fifteen (15) days prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") during which Extension Period no interest shall be due and payable on the Debentures; PROVIDED, that no Extension Period shall last beyond the date of maturity of the Debentures. As a consequence of such extension, Distributions will also be deferred. Despite such extension, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; PROVIDED, that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Common Securities shall be redeemable as provided in the Declaration.

     The Common Securities shall be convertible into shares of Common Stock of Vanstar Corporation, through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Common Stock of Vanstar Corporation, in the manner and according to the terms set forth in the Declaration.


                                      A2-4

                                CONVERSION REQUEST

To:  Wilmington Trust Company
        as Property Trustee of
        Vanstar Financing Trust

     The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Common Stock of VANSTAR CORPORATION (the "Vanstar Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of October 2, 1996, by John J. Dunican, Jr., as Regular Trustee, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Property Trustee, Vanstar Corporation, as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Vanstar Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the



                                      A2-5
assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ___________________, ___

          in whole ___             in part ___

                                   Number of Common Securities to be
                                   converted:

                                   ------------------------------------------

                                   If a name or names other than the
                                   undersigned, please indicate in the spaces
                                   below the name or names in which the shares
                                   of Vanstar Common Stock are to be issued,
                                   along with the address or addresses of such
                                   person or persons:
                                   ------------------------------------------
                                   ------------------------------------------
                                   ------------------------------------------
                                   ------------------------------------------
                                   ------------------------------------------
                                   ------------------------------------------

                                   ------------------------------------------
                                   Signature (for conversion only)

                                   Please Print or Typewrite Name and Address,
                                   Including Zip Code, and Social Security or
                                   Other Identifying Number:
                                   ------------------------------------------
                                   ------------------------------------------
                                   ------------------------------------------

                                   Signature Guarantee:*
                                                        --------------------






-------------------
     * (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                      A2-6

                                 ASSIGNMENT FORM


     To assign this Common Security, fill in the form below:

     (I) or (we) assign and transfer this Common Security to

-----------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint______________________________________________________
agent to transfer this Common Security on the books of the Company. The agent may substitute another to act for him.

                              Your Signature:________________________________
                             (Sign exactly as your name appears on the other
                               side of this Security)

                              Date:__________________________________________

                              Signature Guarantee:*__________________________

[Include the following if the Common Security bears a Restricted Securities Legend --

In connection with any transfer of any of the Common Securities evidenced by this certificate, the undersigned confirms that such Common Securities are being:

CHECK ONE BOX BELOW

     (1)  / /  exchanged for the undersigned's own account without transfer; or

     (2) / / transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or





------------------
     * Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.

     (3) / / transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4) / / transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

     (5)  / /  transferred pursuant to an effective Shelf Registration
               Statement.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Common Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, HOWEVER, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Common Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                   ------------------------------------------
                                   Signature
Signature Guarantee:*

------------------------------     ------------------------------------------]
Signature must be guaranteed       Signature

-----------------------------------------------------------------------------

             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Common Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      -------------------------    ------------------------------------------
                                   NOTICE:  To be executed by an executive
                                   officer.]





-------------------
     * Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.

                                   EXHIBIT B

                              SPECIMEN OF DEBENTURE

                           [FORM OF FACE OF SECURITY]

     THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER (OR SUCH SHORTER PERIOD UNDER RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR RULE) THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH VANSTAR CORPORATION (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT,
(E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENTS RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL
BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                               VANSTAR CORPORATION

                         6 3/4% Convertible Subordinated
                               Debenture due 2016

No.________                                                $_________________
                                                                    CUSIP No.

     VANSTAR CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which terms include any successor corporation under the Indenture hereinafter referred to) for value received, hereby promises to pay to __________________________________________,
or registered assigns, the principal sum [indicated on Schedule A hereof]* [of ____________________________ Dollars]
($                 ) on October 1, 2016.

Interest Payment Dates:       January 1, April 1, July 1 and October 1,
                              commencing January 1, 1997

Regular Record Dates:         the close of business on the Business Day
                              immediately preceding each Interest Payment Date, except as otherwise provided in clause 4 set forth on the reverse side of this Security

    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.



-------------------
  * Applicable to Global Securities only.

 ** Applicable to certificated Securities only.

     IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:


                              VANSTAR CORPORATION


                              By:
                                 --------------------------------------------

                              Title:
                                    -----------------------------------------



[Seal]



Attest:


-----------------------------------


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities referred to in the within-mentioned
Indenture.


Dated:                             WILMINGTON TRUST COMPANY,
                                   as Trustee


                              By:
                                 --------------------------------------------
                                   Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]

                               VANSTAR CORPORATION



                         6 3/4% Convertible Subordinated
                               Debenture due 2016*

          (i) INTEREST. Vanstar Corporation, a Delaware corporation (the "Company"), is the issuer of this 6 3/4% Convertible Subordinated Debenture due 2016 (the "Security") limited in aggregate principal amount to $180,412,350 (or $207,474,200 if the over-allotment option is exercised), issued under the Indenture hereinafter referred to. The Company promises to pay interest on the Securities in cash from October 2, 1996 or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral for up to 20 consecutive quarters as described in Section 3 hereof) in arrears on January 1, April 1, July 1, and October 1 of each year (each such date, an "Interest Payment Date"), commencing January 1, 1997, at the rate of 6 3/4% per annum (subject to increase as provided in Section 12 hereto) PLUS Additional Interest, Compound Interest and Liquidated Damages if any, until the principal hereof shall have become due and payable.

     The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed will be computed on the basis of the actual number of days elapsed. In the event that any date on which interest is payable on the Securities is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

          (ii) ADDITIONAL INTEREST. The Company shall pay to Vanstar Financing Trust (and its permitted successors or assigns under the Declaration) (the "Trust") such amounts as shall be required so that the net amounts received and retained by the Trust after paying any taxes, duties, assessments or other governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority ("Additional Interest") will be not less than the amounts the Trust would have received had no such taxes, duties, assessment or governmental charges been imposed.


---------------------------
     * All terms used in this Security which are defined in the Indenture or in the Declaration attached as Annex A thereto shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.

          (iii) OPTION TO EXTEND INTEREST PAYMENT PERIOD. The Company shall have the right at any time during the term of the Securities to defer interest payments from time to time by extending the interest payment period for successive periods (each, an "Extension Period") not exceeding 20 consecutive quarters for each such period; PROVIDED, no Extension Period may extend beyond the maturity date of the Securities. At the end of each Extension Period, the Company shall be responsible for the payment of, and the Company shall pay all interest then accrued and unpaid (including Additional Interest and Liquidated Damages) together with interest thereon compounded quarterly at the rate specified for the Securities to the extent permitted by applicable law ("Compounded Interest"); PROVIDED, that during any Extension Period, the Company shall not, and shall not allow any of its Subsidiaries (other than, with respect to clause (i) below only, its wholly owned Subsidiaries) to, (i) declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (except for (1) dividends or distributions in shares of Common Stock on Common Stock or on the Preferred Stock, (2) purchases or acquisitions of shares of Common Stock made in connection with any employee benefit plan of the Company or its subsidiaries in the ordinary course of business or pursuant to employment agreements with officers or employees of the Company or its subsidiaries entered into in the ordinary course of business, provided that such repurchases by the Company made from officers or employees of the Company or its subsidiaries pursuant to employment agreements shall be made at a price not to exceed market value on the date of any such repurchase and shall not exceed $1 million in the aggregate for all such employees and officers, (3) conversions or exchanges of shares of Common Stock of any one class into shares of Common Stock of another class or (4) purchases of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of any of the Company's securities being converted or exchanged), (ii) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem, any debt securities issued by the Company that rank junior to or PARI PASSU with the Securities and (iii) make any guarantee payments with respect to the foregoing. Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; PROVIDED, that such Extension Period together with all previous and further extensions thereof may not exceed 20 consecutive quarters and may not extend beyond the maturity of the Securities. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements. No interest during an Extension Period, except at the end thereof, shall be due and payable.

          If the Property Trustee is the sole holder of the Securities at the time the Company selects an Extension Period, the Company shall give notice to the Regular Trustees, the Property Trustee and the Trustee of its selection of such Extension Period at least one Business Day prior to the earlier of (i) the date the distributions on the Preferred Securities are payable or (ii) if the Preferred Securities are listed on the New York Stock Exchange, Inc. ("NYSE") or other stock exchange or quotation system, the date the Trust is required to give notice to the NYSE or other applicable self-regulatory organization or to holders of the Preferred Securities on the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

          If the Property Trustee is not the sole holder of the Securities at the time the Company selects an Extension Period, the Company shall give the Holders and the Trustee notice of its selection of an Extension Period at least ten Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) if the Preferred Securities are listed on the NYSE or other stock exchange or quotation system, the date the Company is required to give notice to NYSE or other applicable self-regulatory organization or to holders of the Securities on the record or payment date of such related interest payment, but in any event not less than two Business Days prior to such record date.

          The quarter in which any notice is given pursuant to the second and third paragraphs of this Section 3 shall be counted as one of the 20 quarters permitted in the maximum Extension Period permitted under the first paragraph of this Section 3.

          (iv) METHOD OF PAYMENT. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the Business Day immediately preceding each Interest Payment Date; provided, however, that, for so long as the Securities are held by the Trust or the Property Trustee of the Trust, if any Preferred Securities (or if the Trust is liquidated in connection with Special Event, any Securities) are held in certificated form, the Record Date for each Interest Payment Date shall be 15 days prior to such Interest Payment Date (in each case, a "Regular Record Date"). Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          (v) PAYING AGENT, SECURITY REGISTRAR AND CONVERSION AGENT. The Trustee will act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, co-registrar or, with the consent of the Trust, Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

          (vi) INDENTURE. The Company issued the Securities under an indenture, dated as of October 2, 1996 (the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) ("TIA") as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Holders are referred to the Indenture and the TIA for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $180,412,350 in aggregate principal amount (or $207,474,200 if the overallotment option is exercised). No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

          (vii) OPTIONAL REDEMPTION. The Securities are redeemable, in whole or in part, at the Company's, option at any time and from time to time on or after October 5, 1999, upon not less than 30 nor more than 60 days' notice, at the following optional redemption prices (expressed as a percentage of the principal amount of the Securities) if redeemed during the 12-month period beginning October 1 of the year shown below (October 5, in the case of 1999):

                                           Percentage of
                Year                   Principal Year Amount
                ----                   ---------------------
     2000. . . . . . . . . . . . . . . . . . 104.050%
     2001. . . . . . . . . . . . . . . . . . 103.375
     2002. . . . . . . . . . . . . . . . . . 102.700
     2003. . . . . . . . . . . . . . . . . . 102.025
     2004. . . . . . . . . . . . . . . . . . 101.350
     2005. . . . . . . . . . . . . . . . . . 100.675
     2006  and thereafter. . . . . . . . . . 100.000

plus, in each case, accrued and unpaid interest, including Additional Interest, Compounded Interest and Liquidated Damages, if any, to the Redemption Date. On or after the Redemption Date, interest will cease to accrue on the Securities, or portion thereof, called for redemption.

          (viii) OPTIONAL REDEMPTION UPON TAX EVENT. The Securities are subject to redemption in whole (but not in part), at any time within 90 days thereafter, if a Tax Event (as defined in the Declaration) shall occur and be continuing, at the applicable redemption price set forth above (or, for the period commencing on the date of issuance of the Securities through October 4, 1997 and the twelve month periods commencing October 5, 1997 and October 5, 1998, the product of 106.750%, 106.075% and 105.400%, respectively, times
$50), in each case
plus accrued but unpaid interest, including Additional Interest, Compounded Interest and Liquidated Damages, if any, to the Redemption Date. Any redemption pursuant to this Section 8 will be made upon not less than 30 nor more than 60 days' notice.

          (ix) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at his address of record. The Securities in denominations larger than $50 may be redeemed in part but only in integral multiples of $50. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the Redemption Date, interest ceases to accrue on the Securities or portions of them called for redemption. If this Security is redeemed subsequent to a Regular Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid to the person in whose name this Security is registered at the close of business on such record date.

          (x) REDEMPTION. The Securities will mature on October 1, 2016, and may be redeemed, in whole or in part, at any time after October 5, 1999 as set forth above or at any time in certain circumstances upon the occurrence of a Tax Event as set forth above. Upon the repayment of the Securities, whether at maturity or upon redemption, the proceeds from such repayment or payment shall simultaneously be applied to redeem Trust Securities having an aggregate liquidation amount equal to the Securities so repaid or redeemed at the applicable redemption price together with accrued and unpaid distributions through the date of redemption; PROVIDED, that holders of the Trust Securities shall be given not less than 30 nor more than 60 days notice of such redemption. Upon the repayment of the Securities at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Preferred Securities, in whole, upon not less than 30 nor more than 60 days' notice. There are no sinking fund payments with respect to the Securities.

          (xi) CONVERSION. The Holder of any Security has the right, exercisable at any time prior to the close of business (New York time) on the Business Day immediately preceding the date of repayment of such Security whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event), to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into the number of shares of Common Stock obtained by dividing $50 per Security by the applicable conversion price (initially $28.75 per share of Common Stock for each Security) (equivalent to a conversion rate of 1.739 shares per share of Common Stock of the Company per Security), subject to adjustment under certain circumstances as set forth in the Indenture.

          To convert a Security, a Holder must (1) complete and sign a conversion notice substantially in the form attached hereto, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Security Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a Security for conversion after the close of business on the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Security on such Regular Record Date. In such event, such Security, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the conversion price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The Outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.

          (xii) REGISTRATION RIGHTS. The holders of the Preferred Securities, the Securities, the Guarantee and the shares of Common Stock of the Company issuable upon conversion of the Securities (collectively, the "REGISTRABLE SECURITIES") are entitled to the benefits of a Registration Rights Agreement, dated as of October 2, 1996, among the Company, the Trust and the Initial Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders of Registrable Securities that (i) it will, at its cost, within 75 days after the date of issuance of the Registrable Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities, (ii) it will use its reasonable efforts to cause, such Shelf Registration Statement to be declared effective by the Commission within 135 days after the date of issuance of the Registrable Securities and (iii) the Company will use its reasonable efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the third anniversary of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement. Reference is made to the Registration Rights Agreement for a description of, among other things, the circumstances under which a "Registration Default" may be declared if such Shelf Registration Statement is not filed or is not declared effective within a specified period of time, and additional interest "Liquidated Damages" may accrue and by payable on the Securities as a result of such a Registration Default.

          (xiii) REGISTRATION, TRANSFER, EXCHANGE AND DENOMINATIONS. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in New York, New York or Wilmington, Delaware, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $50 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          (xiv) PERSONS DEEMED OWNERS. Except as provided in Section 4 hereof, the registered Holder of a Security may be treated as its owner for all purposes.

          (xv) UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, holders of Securities entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          (xvi) DEFAULTS AND REMEDIES. The Securities shall have the Events of Default as set forth in Section 501 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in aggregate principal amount of the then Outstanding Securities by notice to the Company and the Trustee, may declare all the Securities to be due and payable immediately.

          The holders of a majority in principal amount of the Securities then Outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission is prior to a judgment or decree for the payment of the money due has been obtained by the Trustee as provided in the Indenture and if all existing Events of Default have been cured or waived except nonpayment of principal and/or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, holders of a majority in principal amount of the then Outstanding Securities issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

          (xvii) AMENDMENTS, SUPPLEMENTS AND WAIVERS. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          (xviii) TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

          (xix) NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          (xx) GOVERNING LAW. THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

          (xxi) AUTHENTICATION. The Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

          The Company will furnish to any Holder of the Securities upon written request and without charge a copy of the Indenture. Request may be made to:

          Vanstar Corporation
          5964 West Las Positas Boulevard
          Pleasanton, California 94588-9012
          Attention of: Chief Financial Officer
          Facsimile: (510) 734-0760

                                 ASSIGNMENT FORM


     To assign this Security, fill in the form below:

     (I) or (we) assign and transfer this Security to

-----------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ___________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

                                   Your Signature:
                                                  ---------------------------
                                   (Sign exactly as your name appears on the other side of this Security)

                                   Date:
                                        -------------------------------------

                                   Signature Guarantee:*
                                                        ---------------------

[Include the following if the Security bears a Restricted Securities Legend --

In connection with any transfer of any of the Securities evidenced by this certificate, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW

     (1)  / /      exchanged for the undersigned's own account without transfer;
                   or

     (2)  / /      transferred pursuant to and in compliance with Rule 144A
                   under the Securities Act of 1933; or
-------------------
     * Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.

     (3)  / /      transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4)  / /      transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

     (5)  / /      transferred pursuant to an effective Shelf Registration
                   Statement.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, HOWEVER, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                   ------------------------------------------
                                   Signature
Signature Guarantee:*

-----------------------------      ------------------------------------------]
Signature must be guaranteed       Signature


-----------------------------------------------------------------------------
             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:--------------------------   ---------------------------------------
                                   NOTICE:  To be executed by an executive
                                   officer.]
-------------------
     * Signature must be guaranteed by a commercial bank, trust company or member firm of the NYSE.

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

                                   SCHEDULE A

     The initial principal amount of this Global Security shall be $__________. The following increases or decreases in the principal amount of this Global Security have been made:

                        Amount of increase in
                         Principal Amount of
                         this Global Security                             Principal Amount of          Signature of
                            including upon       Amount of decrease in   this Global Security      authorized officer of
                          exercise of over-      Principal Amount of         following such        Trustee or Securities
   Date Made               allotment option      this Global Security     decrease or increase           Custodian
-----------------------------------------------------------------------------------------------------------------------------

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
                                     -3-

                               ELECTION TO CONVERT

To:  Vanstar Corporation

     The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Common Stock of Vanstar Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

     Any holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Security, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Securities.

Date:
      ---------------------

          in whole ___           Portions of Security to be in part
          in part  ___           converted ($50 or integral multiples
                                 thereof):

                              $
                               ----------------------------------------------

                               ----------------------------------------------
                               Signature (for conversion only)

                              Please Print or Typewrite Name and Address,
                              Including Zip Code, and Social Security or Other Identifying Number

                               ----------------------------------------------

                               ----------------------------------------------

                               ----------------------------------------------

                               Signature Guarantee:*
                                                    -------------------------




-------------------
     * Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                                   EXHIBIT D

FORM OF TRANSFEROR CERTIFICATE FOR TRANSFER DURING THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT (UNLESS THE USE THEREOF HAS BEEN SUSPENDED)

WILMINGTON TRUST COMPANY, AS PROPERTY TRUSTEE
RODNEY SQUARE NORTH
1100 NORTH MARKET STREET
WILMINGTON, DELAWARE 19890-0001
ATTN: CORPORATE TRUST ADMINISTRATION


     RE:  VANSTAR FINANCING TRUST

     Reference is hereby made to the Amended and Restated Declaration of Trust dated as of __________ __, 1996 (the "Declaration"), by _______________,
_______________ and ________________, as Regular Trustees, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Property Trustee and Vanstar Corporation, as Sponsor. Capitalized terms used but not defined herein shall have the meanings given them in the Declaration.

     This letter relates to Preferred Securities which are held in the form of the [Rule 144A Global Preferred Security with the Depositary (CUSIP
No.          )] [a Restricted Definitive Preferred Security (CUSIP
No.          )] in the name of name of transferor] (the "Transferor") to effect the transfer of such Preferred Securities in exchange for an equivalent beneficial interest in the Exchanged Global Preferred Security.

     In connection with such request, and in respect of such Preferred Securities, the Transferor does hereby certify that (i) such Preferred Securities are being transferred in accordance with and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and in accordance with any applicable securities laws of any state of the United States and (ii) the Transferor has complied with its obligations to provide information to the Issuer, as required by the Registration Rights Agreement, and with its obligations, if any, under the Act with regard to the delivery of a prospectus.

                                   [NAME OF TRANSFEROR]


                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:

Dated:
      ----------------------------

cc:  Chief Financial Officer,
     Vanstar Corporation

                                   EXHIBIT E

                         FORM OF CERTIFICATE OF TRUST

                CERTIFICATE OF TRUST OF VANSTAR FINANCING TRUST


     THIS Certificate of Trust of Vanstar Financing Trust (the "Trust"), dated September 25, 1996, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 DEL. C. Section 3801 ET SEQ.).

     1. NAME. The name of the business trust formed hereby is Vanstar Financing Trust.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890-0001, Attention: Corporate Trust Administration.

     3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                   WILMINGTON TRUST COMPANY, as trustee


                                   By: /s/ PATRICIA A. EVANS
                                       -------------------------------
                                   Name:  Patricia A. Evans
                                   Title:  Financial Services Officer